POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 26, 2015 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 27, 2015 OF:

PowerShares DWA Developed Markets Momentum Portfolio

Effective prior to the open of the markets on July 1, 2015 (“the “Effective Date”), Dorsey Wright & Associates, LLC will implement a change to the methodology of the Dorsey Wright® Developed Markets Technical LeadersTM Index (the “Underlying Index”), the underlying index for PowerShares DWA Developed Markets Momentum Portfolio.

As of the Effective Date, all references in the summary prospectus to the Underlying Index (i) will include the registered symbol “®” following the words “Dorsey Wright” in the index name, and (ii) will delete the trademark symbol “™” following the words “Technical Leaders” in the index name. Additionally, as of the Effective Date, securities eligible for inclusion in the Underlying Index must be constituents of the NASDAQ Developed Markets Ex United States Index.

Therefore, as of the Effective Date, the section of the summary prospectus on page 1 titled “Principal Investment Strategies” is revised to read as follows:

The Fund will invest at least 90% of its total assets in the equity securities that comprise the Underlying Index. The Underlying Index is comprised of equity securities of large capitalization companies based in countries with developed economies, excluding the United States. Dorsey Wright & Associates, LLC’s (“Dorsey Wright” or the “Index Provider”) selects such securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics.

“Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Dorsey Wright selects securities for inclusion in the Underlying Index from an eligible universe of the largest 1,000 constituents by market capitalization within the NASDAQ Developed Markets Ex United States Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Underlying Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights.

The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Please Retain This Supplement for Future Reference.

P-PIZ-SUMPRO-1 SUP-1 062615